Welcome Regional Meetings 2012 Exhibit 99.2

This presentation contains forward-looking statements which are based upon our current expectations and speak only as of the date hereof. These statements may use forward-looking terms, such as “anticipates,” “believes,” “expects,” “could,” “plans,” “estimates,” “may,” “should,” “will,” or their negatives or other variations on these terms. We caution that, by their nature, forward-looking statements involve risk or uncertainty, that actual results could differ materially from those expressed or implied in these forward-looking statements, and that actual events could affect the extent to which a particular objective, projection, estimate, or prediction is realized. These forward-looking statements involve risks and uncertainties including, but not limited to, instability in the credit and debt markets, economic conditions (including effects on, among other things, mortgage-backed securities), changes in mortgage interest rates and prepayment speeds on mortgage assets, our ability to successfully transition to a new business model and to pay future dividends, our ability to meet required conditions to repurchase or redeem excess capital stock from our members, including maintaining compliance with our minimum regulatory capital requirements and determining that our financial condition is sound enough to support such repurchases and redemptions, and the risk factors set forth in our periodic filings with the Securities and Exchange Commission, which are available on our website at www.fhlbc.com. In addition, certain information included here speaks only as of the particular date or dates included in this presentation, and the information in the presentation may have become out of date. We do not undertake an obligation, and disclaim any duty, to 1 update any of the information in this presentation. The data, scenarios and valuations provided in this presentation are for information purposes only and are provided as an accommodation and without charge. The data, scenarios and valuations are estimates only and may not represent the actual or indicative terms at which new (or economically equivalent) transactions could be entered into or the actual or indicative terms at which existing (or economically equivalent) transactions could be prepaid, terminated, liquidated, assigned or unwound. The scenarios and valuations were derived using proprietary pricing models and estimates and assumptions about relevant future market conditions and other matters, all of which are subject to change without notice. The scenarios and valuations were prepared without any consideration of your institution’s balance sheet composition, hedging strategies or financial assumptions and plans, any of which may affect the relevance of these valuations to your own analysis. We make no representations or warranties about the accuracy or suitability of any information in this presentation. This presentation is not intended to constitute legal, investment or financial advice or the rendering of legal, consulting, or other professional services of any kind. “Mortgage Partnership Finance,” “MPF,” “MPF Xtra,” and “Downpayment Plus” are registered trademarks of the Federal Home Loan Bank of Chicago. 2

Agenda • Welcome • Washington Update • FHLBC Strategic Focus • Community First Partnership Awards • Recent Financial Results • <Break> • Products • Basel III/Regulatory Environment 3

FHLBC Update Matt Feldman President and CEO

5 FHLBC’s Partnership with Wisconsin Members • Approximately 275 FHLBC members and growing • 146 MPF® Program Participating Financial Institutions (PFIs) • $7.3 million in competitive Affordable Housing grants awarded in 2011 to projects in Wisconsin (2012 grants to be announced in November) • Approximately $5 million of Downpayment Plus® funds reserved by Wisconsin members in 2012 • We also partner with state trade associations

6 Public Policy Issues and FHLBanks • GSE Reform and FHLBanks • How these debates may affect you and your business

7 GSE Reform and FHLBanks: 2011 • Current focus is on Fannie and Freddie • Debate centers on timing and method of resolution of held portfolios • Bills have been introduced that address Fannie and Freddie, but so far have not focused on FHLBanks • Passage of legislation not likely until after 2012 election

8 Treasury White Paper Market Options 1) Private system, except for government insurance for FHA/VA/USDA loans 2) # 1 plus government guarantee in times of crisis 3) #1 plus government providing catastrophic reinsurance

9 Filling Fannie and Freddie’s Shoes • Issues around filling/replacing those roles – Government support of secondary mortgage market – Support of affordable housing – “Skin in the game” and risk retention – Covered bonds – Rethinking homeownership 30-year, fixed-rate mortgages w/o prepayment fees Mortgage interest deduction

10 Other Issues Involving FHLBanks • Is government involvement in secondary mortgage market necessary? • Considerations: –Support of securitizations of mortgages – Risk to taxpayers –Public policy issues including affordable housing and 30-year, fixed-rate, conventional, conforming mortgages

11 Importance for FHLB Chicago…and You • Secondary mortgage market will change, but will survive • Your approach to mortgage origination may change • MPF Program will evolve in response to market and regulatory changes

12 FHLBC Participation in Debates • Government Relations outreach • Submission of comment letters • Bank Presidents Conference Public Policy Committee • Council of Federal Home Loan Banks • Work closely with trade associations at both state and national levels

13 GSE Reform • The only certainty is that the pace of change has been slow. • Movement has been regulatory, not legislative and that is likely to continue. • The election results may not change this. • The fiscal cliff looms. • Within this uncertain environment, the FHLBC is positioning itself to maintain its strong support of our members in the secondary mortgage market.

FHLBC Strategy

What does it mean? 15

Strategic Objectives of a Member-Focused FHLBC • Limited risk • Consistent, but limited profitability • Size of Bank scaled to reflect member demand • Reasonable return on member investment 16

Strategic Objectives of a Member-Focused FHLBC • Greater member outreach • Customized strategies and solutions • Expanded member collateral/enhance collateral value • Forum for member education and training • Making it easier to do business with us • Improved product offerings 17

New Approach to Member Outreach • One-on-one consultations • Group meetings • Sponsoring and hosting conferences and training sessions • Collaboration with trade associations 18

Customized Solutions • Research • Analysis • Listening • Strategies and solutions 19

Expanded Collateral Options • Adding collateral types – Sometimes subject to regulatory approval • Analyzing valuation methodologies – Balance borrowing capacity with credit concerns, protection of member capital • Trying to make it easier to pledge, easier to list • As a cooperative, our success depends, in large part, on members’ use of the Bank • We want to be part of your ongoing funding strategy 20

Community Investment Update Sam Nicita SVP, Community Investment Officer

Community Development Fund • $50 million to promote affordable housing and economic development in Illinois and Wisconsin • Planning a revolving, sustainable loan fund (pending final regulator approval) • Expected to be up and running in 2013-2014 • New approach to FHLBC’s role in affordable housing and community investment • Supplement to – not replacement for– current AHP/Community Investment products 22

Community Development Fund • Currently seeking market intelligence and information from potential partner intermediaries via survey/Request for Information • Results of RFI will be reviewed; most promising initial partners will be asked to complete more comprehensive Request for Proposal • Based on RFPs, we plan to identify partners in Q1 2013, subject to credit review • First loans late in 2013 23

Community Development Fund: Focus • Focus on restoring stability to economically distressed communities and/or populations in Wisconsin and Illinois • Affordable housing • Economic development with focus on job creation 24

Community Development Fund: Members • Identifying partner intermediaries • Loans will be targeted for intermediaries serving member communities • Projects funded will report on community impact • Providing opportunities for member involvement will be a critical goal for the partners 25

Community Development Fund • More information about the operation of the fund will be sent to members in early 2013 • If you have any questions, please call the Community Investment Department or email Suzi Thackston (sthackston@fhlbc.com) or Michal Czopczyc (mczopczyc@fhlbc.com) 26

Community First Partnership Awards Sam Nicita

State Bank Financial and Couleecap, Inc. • State Bank Financial nominated Quad County Lenders Consortium • Since 1998, consortium of local lenders and Couleecap staff have identified and addressed the needs of low-income families in Vernon, LaCrosse, Monroe, and Crawford counties • First-time homebuyer, homeowner rehabilitation, community land trust, and fair housing initiatives 28

Congratulations! • Couleecap, Inc. – Todd Mandel, Community Development Director – Kayha Fox, Housing Assistant Director • State Bank Financial – Bruce Norgaard, President & CEO – Wayne Oliver, SVP Community Banking Solutions – Chris Weeks, SVP 29

Monona State Bank and Center for Resilient Cities • Partnership since 1996 • IN 2010, CRC began building Resilience Research Center (RRC) • A living laboratory, RRC includes an urban- agriculture-based charter school, the Madison office of Growing Power, a commercial incubator kitchen, greenhouse, gardens, and a cranberry bog 30

Congratulations! • Center for Resilient Cities – Dr. Marcia Caton Campbell, Executive Director – Joe Sensenbrenner, President, Board of Directors – Earle Edwards, Treasurer, Board of Directors – Cora White, Resilience Neighborhood Center Director • Monona State Bank – Paul Hoffmann, President & CEO – Arlyn Steffenson, Sr., VP Business Banking – Michael Flynn, VP Business Banking – Mark Schellfeffer, VP Business Banking 31

Recent Financial Results Roger Lundstrom Chief Financial Officer

33 We sent a letter to our members reporting selected preliminary unaudited financial results for the quarter ended September 30, 2012, which was filed as an 8-K on October 16, 2012 and is available through our website. We urge you to read our member letter for further discussion of our third quarter 2012 preliminary financial results. For a complete discussion of our third quarter results, please read our Form 10-Q which we expect to file prior to November 15, 2012.

34 Summary • We recorded net income of $90 million for the third quarter of 2012, 36% less than net income of $141 million in the third quarter of 2011, a quarter characterized by significant gains on hedging activities and a settlement related to a dispute over some of our private-label MBS. Year-to-date net income of $275 million is 32% ahead of net income of $208 million for the first three quarters of 2011. Earnings for the third quarter are the result of a strong base of net interest income, reduced OTTI charges (less than $1 million compared to $14 million in the third quarter of last year) and an increase in prepayment fee income. • Net interest income of $140 million was 7% higher than net interest income of $131 million in the third quarter of last year, in part because maturing debt was reissued at lower rates. • While we continue to generate sound net interest income, we cannot predict the impact on future earnings of prepayment fees, OTTI credit losses, or hedging expenses. * All quarterly results are unaudited. Third quarter 2012 results are preliminary.

35 Summary (cont.) • Advances outstanding at September 30, 2012, were $13.5 billion, 12% lower than the year-end level of $15.3 billion, primarily due to lower borrowings from a few of our largest members. • MPF loans held in portfolio were $11.3 billion at the end of the third quarter, down $2.8 billion (20%) from $14.1 billion at year- end 2011. The reduction is consistent with our 2008 decision not to add MPF loans to our balance sheet. MPF Xtra loan volume was $1.0 billion for our PFIs and $2.0 billion for the program overall during the quarter. In addition, some members are selling loans through traditional risk-sharing MPF products, which are participated to another Home Loan Bank. * All quarterly results are unaudited. Third quarter 2012 results are preliminary.

36 Summary (cont.) • Total investment securities decreased $2.4 billion (6%) from year-end 2011 to $36.3 billion at the end of the third quarter of 2012, as investments matured or paid down. Total assets fell $4.8 billion (7%) from year-end 2011 to $66.4 billion at September 30, 2012. We anticipate that the overall size of the Bank will continue to fall as MPF loans and investment securities mature or pay down. • As a result of our net income, our retained earnings have grown to $1.6 billion, providing a level of protection for member capital. In addition, our profitable results and retained earnings have made it possible to fulfill our commitment to returning liquidity to members’ investments in the Bank through the repurchase and redemption of $1.3 billion in capital stock since late 2011. We have announced that we plan to repurchase $100 million of excess capital stock on November 15, 2012; please return your repurchase request to the Bank by October 31, 2012. • We are in compliance with all of our regulatory capital requirements. * All quarterly results are unaudited. Third quarter 2012 results are preliminary.

37 Income Statement – Selected Items Third Quarter $ in millions * All quarterly results are unaudited. Third quarter 2012 results are preliminary. Quarter Ended Quarter Ended September 30, 2012 September 30, 2011 Variance Total net interest income before provision for credit losses 140$ 134$ 6$ Provision for credit losses - (3) 3 OTTI charges, credit portion - (14) 14 Other non-interest gain (loss) (12) 75 (87) Total non-interest expense 28 36 (8) Income before assessments 100 156 (56) Affordable Housing Program Assessment 10 15 (5) Resolution Funding Corporation (REFCORP) - - - Net Income 90 141 (51)

38 Income Statement – Selected Items YTD $ in millions * All quarterly results are unaudited. Third quarter 2012 results are preliminary. YTD YTD September 30, 2012 September 30, 2011 Variance Total net interest income before provision for credit losses 437$ 389$ 48$ Provision for credit losses (8) (12) 4 OTTI charges, credit portion (15) (57) 42 Other non-interest gain (loss) (18) 28 (46) Total non-interest expense 90 101 (11) Income before assessments 306 247 59 Affordable Housing Program Assessment 31 22 9 Resolution Funding Corporation (REFCORP) - 17 (17) Net Income 275 208 67

39 Quarterly and YTD Year-Over-Year Comparisons Robust returns and increases in retained earnings for the Third Quarter and Year-to-Date compared to last year * All quarterly results are unaudited. Third quarter 2012 results are preliminary. Q3-2012 Q3-2011 YTD 9/30/2012 YTD 9/30/2011 Return on Average Equity 14.25% 17.45% 13.08% 8.92% Change in Retained Earnings 89$ 140$ 272$ 206$ ($ in millions)

• Derivatives and hedging activities were a loss of $1 million for Q3-2012 compared to a gain of $95 million in Q3-2011. Year-to-date September 30, 2012, derivatives and hedging activities were gains of $2 million compared to gains of $77 million for year-to-date September 30, 2011. • Periodic hedging volatility will continue to occur as mortgage assets remain on the Bank’s balance sheet. 40 Derivatives and Hedging Activities * All quarterly results are unaudited. Third quarter 2012 results are preliminary.

$0 $20 $40 $60 $80 $100 $120 $140 $160 $180 FY08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 OTTI, Credit Portion 41 $ in millions $742 million to date since FY08 Housing Price Index (HPI) continues to flatten. * All quarterly results are unaudited. Third quarter 2012 results are preliminary.

42 Allowance For Credit Losses $ in millions Allowance for credit losses on conventional MPF loans held in portfolio September 30, 2012 September 30, 2011 Variance Balance, beginning of period 48$ 39$ 9$ Losses charged to the allowance (4) (1) (3) Provision for credit losses - 3 (3) Balance, end of period 44 41 3 Quarter Ended Allowance for credit losses decreased for the second consecutive quarter. • The dollars of total past due MPF loans decreased from $952 million at June 30, 2012, to $890 million at September 30, 2012, or a 7% decrease. * All quarterly results are unaudited. Third quarter 2012 results are preliminary.

Net Yield on Interest-Earning Assets 43 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% Q1-10 Q2-10 Q3-10 Q4-10 Q1-11 Q2-11 Q3-11 Q4-11 Q1-12 Q2-12 Q3-12 • Mortgage assets prepaying at a slower rate. • High cost debt is being replaced with lower-cost debt. • The impact of advance prepayment fees drives this measure higher. * All quarterly results are unaudited. Third quarter 2012 results are preliminary.

Selected Balance Sheet Items - Assets 44 $ in millions September 30, 2012 December 31, 2011 Difference Selected Assets Advances 13,531$ 15,291 (1,760)$ MPF Loans Held In Portfolio, Net + 11,266 14,118 (2,852) Total Investment Securities 36,304 38,728 (2,424) Total Assets 66,444 71,255 (4,811) + Net of allowance for credit losses of $44 million at September 30, 2012, and $45 million at December 31, 2011 Advance growth is muted due to large member deposits and high member liquidity. * All quarterly results are unaudited. Third quarter 2012 results are preliminary.

Asset Composition Current Year vs. Prior Year 45 55% 55% 20% 20% 17% 21% 8% 4% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 9/30/2012 9/30/2011 Total Investment Securities Advances MPF Loans Held In Portfolio, Net Other * All quarterly results are unaudited. Third quarter 2012 results are preliminary.

Quarter- End Advances Balances, at Par 46 * All quarterly results are unaudited. Third quarter 2012 results are preliminary.

MPF Program Loan Volume 47 • MPF Program volume continued strong in the third quarter. • The number of PFIs delivering loans increased in the third quarter. * All quarterly results are unaudited. Third quarter 2012 results are preliminary. YTD September 30, 2012 Chicago PFIs $2.7 Billion Other FHLBs' PFIs $7.4 Billion

Selected Balance Sheet Items – Liabilities and Capital 48 $ in millions September 30, 2012 December 31, 2011 Difference Total Liabilities1 63,112$ 67,963$ (4,851)$ Capital Capital Stock 1,702 2,402 (700) Retained Earnings 1,593 1,321 272 AOCI 2 37 (431) 468 Total Capital 3,332 3,292 40 1 Mandatorily redeemable capital stock was $10 million as of 9/30/2012, compared to $4 million at 12/31/2011. 2 Accumulated Other Comprehensive Income Retained earnings are approximately $1.6 billion. * All quarterly results are unaudited. Third quarter 2012 results are preliminary.

49 Market-to-Book Value The market-to-book value of equity ratio is the highest it has been in 9 years. * All quarterly results are unaudited. Third quarter 2012 results are preliminary.

Liquidity Measurements $ in billions 50 Requirement Excess Five Business Day Liquidity > $0 $21.3 As of September 30, 2012 • The cumulative five business day liquidity measurement assumes there is a localized credit crisis for all FHLBs where the FHLBs do not have the ability to issue new consolidated obligations or borrow unsecured funds from other sources (e.g., purchasing Federal Funds or customer deposits). • The Bank is in compliance with all of its liquidity requirements. * All quarterly results are unaudited. Third quarter 2012 results are preliminary.

• $148 million of excess capital stock was repurchased on August 15. • On October 15, the Bank announced plans to repurchase $100 million of excess capital stock on November 15. • Members have until October 31 to submit their requests. • We will repurchase the total amount requested if excess capital stock is less than $1 million. • For others, we will repurchase a pro rata share of the requested amount using the remainder of the $100 million after repurchase of those with less than $1 million. • Total repurchases and redemptions have totaled $1.3 billion since late 2011. 51 Capital Stock Repurchase

Minimum Regulatory Capital Requirements Compliance 52 $ in billions The Bank exceeds all of its capital requirements. * All quarterly results are unaudited. Third quarter 2012 results are preliminary.

53 Dividend Update • Cash dividend declared by Board of Directors based on second quarter 2012 results • Equal to annual yield of 0.30% • Based on average stock outstanding for the second quarter of 2012 • Payment date: August 14, 2012 * All quarterly results are unaudited. Third quarter 2012 results are preliminary.

Questions ?

Product Update John Stocchetti EVP, Products and Operations Sanjay Bhasin EVP, Members and Markets

56 Member Products Updates • Banking Services ─ eBanking ─ Member Product Support Group • MPF Program ─ Invest and Grow Strategy ─ Product Enhancements

57 eBanking

eBanking Key Objectives 58 To change the Bank’s legacy eBanking site from primarily a report repository of Member activity to an interactive, real-time “Member Portal” site. This will include, among other things, enhanced reporting and querying, member security administration, and transaction initiation capability.

eBanking Capabilities eBanking Transactions Authorization Initiate PUD LOC and Safekeeping Manage a portion of advances business, including transaction initiation, use of calculators, ability to manage capital stock, & reporting capabilities Manage collateral balances, transactions, QCR listing, pledge & release Manage cash via intraday balance, transaction activity, & EFT initiation Apply for AHP/DPP Grants at your fingertips 59

eBanking Implementation PHASE 1 – May 15, 2012 Updated look Self Service Industry Data Forms, Samples, Guides Reporting 60 PHASE II A – Q4 2012 PHASE II B – Q1 2013 Member system administration Transaction initiation capabilities Online Safekeeping & PUD LOC Select Fixed Rate Advances EFT and Intraday balances

Getting Started Setting Up A Member Security Administrator (MSA) Users Initiating Transactions Identify 3 Member Security Administrators (MSA) MSA Begins to Assign User Permissions Sign eBanking Services Agreement and Corporate C rtificate Form Logic Make Data Entry Simple Confirmation Can Be Printed For Records Step By Step Wizards Walk User Through Transaction Initiation 61

Listening to the Voice of the Member  Preview of eBanking during Phase I development  Focus group (October 2012) for Phase IIA  Focus group (February 2013) for Phase IIB – Functionality webinar – 2 member feedback sessions – Communication, guides, and marketing materials 30 members for: 62

63 It’s Not Just About Automation Members Member Product Support Group Documentation Safekeeping Collateral Verification Member & Counterparty Transactions Collateral Operations Member Support

64 MPF Program Update

65 MPF Recent Story

MPF Program– Invest and Grow – Vision OPERATIONAL SUPPORT SELLERS Mortgage Program INVESTORS FLOW PFI PFI PFI PFI PFI PFI Loans FNMA FHLB Banks Members Private PFI PFI PFI PFI PFI PFI PFI 66

MPF Strategy: Invest and Grow 67 • Invest and Grow is about serving members in the 7th District by enhancing the flow of product, offering the right products, increasing the number of active investors, and increasing the number of PFIs. • Invest and Grow is about leveraging FHLBC’s leadership in the FHLBank System to enhance the support provided to the other FHLBanks.

68 • Invest and Grow is about expanding the overall MPF program and the liquidity it provides members while working with sister FHLBanks, our regulator, and other mortgage participants to properly position it for the future and ensure it continues to provide significant value over the long term.

MPF Program Enhancements • 2012 Enhancements Completed YTD: – MPF Xtra pricing to allow rates on the 1/40th – MPF Loan Presentment on Weekends – MPF Xtra – Positive Pair-Off – MPF Xtra – Excel Pricing Spreadsheet – MPF Xtra – Refi Plus and DU Refi Plus – MPF Xtra Best Efforts Delivery Commitments 69

MPF Program Enhancements • Other Possible Future Program Enhancements: – Private Investors – MPF Xtra – Bifurcated Servicing Option 70

71 We hear your voice We research your needs We implement your suggestions We Are Listening Don’t be shy, we WANT to hear from you!

Federal Home Loan Bank of Chicago 72 Products and Services Offering for Enhancing Profitability, Liquidity, and Risk Management Presentation to 2012 Regional Meetings Sanjay Bhasin EVP, Members and Markets

73 Member Considerations and Product Solutions  Increase Unencumbered Securities  Improve operational efficiency Public Unit Deposit Management Member Solutions Risk Management Liquidity Management  Support cash flow fluctuations  Improve cash efficiency without compromising balance sheet potential  Products to manage a rising rate environment  Protect Net Interest Margin  Member-focused training and tools  Funding solutions Member Consideration s

74 Liquidity From Parent Liquidity Portfolio: Optimize yield without sacrificing liquidity FHLB Chicago can help to optimize yield while managing liquidity Target Liquidity Stress Liquidity Extreme Stress Liquidity Cash & Cash Equivalent s Investmen t Cash Flows Liquid Assets Lines of Credit Deposits & ST Funding FHLBC ROLE Illiquid Assets    FHLBC & FED Rely Upon Advances to Satisfy ST Cash Flow Needs  

75 Overnight Advances 1-Month Advance Specials 3-Month Advance Specials Other Alternatives  Fed Fund Floating Products  Fed Effective or FHLBC Effective  2-day member cancellation option (some products)  No Minimum Size  Track 1-Month T-Bills as a benchmark  $5 million minimum balance  <$5 million; Open Line Utilize FHLBC Short Term Advances to Enhance Liquidity Management  No Minimum Size  Track 3-Month T-Bills as a benchmark

76 NIM Protection Advance: Protecting NIM in rising and falling rate scenarios Reduce interest rate risk by using embedded options Examples of NIM Protection Advances  Floating Rate advance with embedded cap or floor  Floating rate advance with embedded corridor  Floating rate advance with embedded collar  Fixed Rate advance with embedded cap or floor What is a NIM Protection Advance?  Fixed- or floating-rate advance with embedded caps and/or floors What are the common uses of NIM Protection Advance?  Hedge NIM of loans with embedded caps and/or floors  Reduce liability sensitivity of balance sheet in a rising rate environment  Protect net interest margin against rising or falling rates Why use NIM Protection Advance instead of Derivatives to hedge IRR?  These advances do not require mark-to-market accounting as derivatives do. *NIM = Net Interest Margin *IRR = Interest Rate Risk

77 NIM Protection Advances: Fixed Rate with Caps and/or Floors

78 Forward-starting Advance?  A forward-starting advance settles in the future, thus allowing member institutions to delay borrowing until a future date, while letting them lock in a guaranteed low interest rate today.  The forward-starting advance lets members — Manage interest rate risk without expanding current balance sheet — Delay settlement of funds on balance sheet — Lock-in current interest rates based on forward curve 2 years 3 years Member locks in the forward- starting advance rate Advance funds disbursed on settlement date Member pays off advance borrowings on maturity date No funds disbursed Origination Date Settlement Date Maturity Date Example: 2-year forward-starting 3-year advance *No collateral is required prior to settlement of the advance for members with Risk Rating 1-3. Members with higher risk-rating may be required to collateralize prepayment fees prior to the settlement of the advance.

79 Why Does a Forward-starting Advance Make Sense?  A forward-starting advance may make sense for member balance sheets for a number of reasons: — Lack of funding needs in the current environment — Desire to manage duration of long-asset portfolios (in search of yield) — Concerns about higher rates in the future; lock in low-cost funding today — Flatness of the yield curve which makes forward-starting more affordable — Replace future brokered CD maturities with known fixed rates now — Use the symmetrical prepayment feature of forward-starting advance to hedge potential mark-to-market losses in investment portfolios under rising rate scenarios

80 Description • A fixed-rate fixed-maturity advance with a principal expansion option. • Option allows the borrowing member to increase the principal amount of the advance at the original fixed interest rate. • The premium cost of the embedded expansion option is included in the advance rate on an annualized basis. Key Uses • Protect against rising interest rates, deposit run-off and unanticipated loan portfolio growth. • Maintain liability sensitivity today by delaying fixed- rate borrowing and relying more on deposit funding now, while securing the capability to borrow at a known fixed rate Structured Advance: Expander Maximize Current NIM while Securing the Option to Increase Future Funding at Low Fixed Rate 80 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% - 500,000 1,000,000 1,500,000 2,000,000 2,500,000 1 2 3 4 5 5 Year/2 Year European Expander at 1.85% Advance Amount Optional Expanded Amount Advance RateAmount Rate Optional Expanded Amount after 2 years on the allowed Expansion Date Fixed Rate of 1.85% on Original Amount Fixed Rate of 1.85% on Total Amount

81 81 Callable Amortizer Advance Hedge NIM of Amortizing Loans with Prepayment Options Description • Principal amortizes according to a schedule set by member • Fixed-rate fixed-term • Member has the option to prepay the advance at par once (European), periodically (Bermudan) or continuously (American) after a preset lock period. Key Uses  Good match for mortgage products or other amortizing loans or MBS securities with a prepayment option. • Allows member to prepay and refund at a lower rate if rates fall and asset does not prepay. Balance Term Initial Lockout Example: Bermudan Callable Amortizer Advance Subsequent opportunities to call at par

82 Description • An interest rate cap is built into a floating rate fixed term advance. • The upfront cap value is spread out over the life of the advance as an annualized spread over the equivalent term floating rate advance. • The strike of the cap can be chosen to be in-or- out of the money, and the cap may be chosen to start at inception of the advance or at some future date. • Coupon Payment = Min(Cap Strike, LIBOR) + Spread Key Uses  Asset liability management and funding tool for floating rate loans/securities, such as HELOCs, Credit cards, CRE, and C&I loans. • Provides low-cost floating rate funding, while enhancing future portfolio NIM in a rising rate environment. • The benefit over directly buying the cap is to avoid mark-to-market derivative accounting. Hedged NIM with Advance 82 Floating Rate Advance with Embedded Cap Purchase Cap and Maximize Future Income by Enhancing Future NIM

83 Public Unit Deposit Letters of Credit FHLB Chicago can help optimize your Net Interest Margin by providing liquidity for less liquid assets through Letters of Credit Member Bank Treasuries Public Unit Depositor Agency Bonds Agency MBS Member Bank Mortgages Public Unit Depositor CRE Loans Multi- family Loans FHLBC Letters of Credit $ Deposits $ Deposits Reduce low- yielding assets Increase/Utilize high-yielding assets Rate of 9.9 bps Manage Leverage Ratio Increase Net Interest Margin Increase Operational Efficiency Rate of 5.5 bps

84 Single Public Unit Depositor Letter of Credit Process Public Unit Depositor-1 Member Bank FHLB Chicago $ Deposits LOC Application for Depositor-1 as Beneficiary LOC with Depositor-1 as Beneficiary and the Covered Deposit Amount Master Reimbursement Agreement

85 Multiple Public Unit Depositor Letters of Credit Process Public Unit Depositor-1 Member Bank FHLB Chicago Multiple LOC Applications for each Depositor as Beneficiary Master Reimbursement Agreement Public Unit Depositor-3 LOC with each Depositor as Beneficiary and the Covered Deposit Amount Public Unit Depositor-2 $ Deposits $ Deposits Public Unit Depositor-4

86 Proposed Solution for Multiple Public Unit Depositor Letters of Credit Public Unit Depositor-1 Member Bank Trustee FHLB Chicago $ Deposits One LOC Application with Trustee as Beneficiary One LOC with the Trustee as Beneficiary with Exhibit A as the Depositors Information and Covered Deposit Amounts Public Unit Depositor-2 Public Unit Depositor-4 Public Unit Depositor-3 Master Reimbursement Agreement

87 FHLBC Organizational Focus on Member Solutions MEMBERS AND MARKETS GROUP FHLBC has established dedicated resources to focus on member solutions: • Custom solution development • Product case studies and white papers • Member Tools • Member Training Sanjay Bhasin Members and Markets Kalyan Madhavan Member Strategy & Solutions Michelle Jonson Institutional Sales Jonathan Greer Institutional Sales SALES STRATEGY & SOLUTIONS PRODUCT SUPPORT GROUP John Stocchetti Products, Operations & Technology Rene Cornejo Member Strategy & Solutions Chris Milne Institutional Sales Carolyn Jaw Institutional Sales Barbara Barnett Institutional Sales Pamela Hetz Institutional Sales Jaronda Hall Institutional Sales Cynthia Brown Insurance Strategy Ashish Tripathy Member Solutions James Hotchkiss, Jr. Member Solutions

88 Mortgage Amortizer Advance  Match the amortization terms of 1st Mortgage Loans and manage interest rate risk. Callable Advance or Yield Maintenance Advance  Ability to lower funding costs when rates decline and loan prepayments increase. Customize advance with similar prepayment penalty as CRE loan. Floating Rate Advance (with or without cap)  Minimize basis risk by funding loans with Prime or Libor floaters. Use caps to protect NIM under rising rate scenarios. Forward-Starting and Fixed-Rate Advances  Create a laddered portfolio of term advances starting now or in the future. Lock in today’s low rates in the future. Expander Advance  Duration hedge long-term assets while retaining some liability sensitivity, replace deposit run-off under rising rates, portfolio hedging. Floating to Fixed Advance  Customize the conversion date, the floating-rate spread, and the fixed rate to get cheap funding now while locking in a low fixed rate in the future. Loan Types FHLBC Funding and ALM Solutions  First Mortgage Residential Real Estate Loans (Fixed-Rate, Hybrid ARMs)  Mortgage Pipelines, Mortgage Servicing Rights  Home Equity Loans and Lines of Credit  Fixed-Rate and Floating-Rate Commercial Real Estate Loans (Prime- based, Libor-Based, with or without floors/caps)  Commercial and Industrial Loans, Equipment Financing, Construction and Development Loans  Consumer Loans Bank Loans and Possible Funding/ALM Solutions Funding and Managing NIM of Loan Portfolios

89 Member Institution Liability Assets Hedging ALM Systems Markets Member Training Opportunities: Knowledge Sharing in the Spirit of the Co-op Structure • Advance Products • Swaps and Swaptions • Derivatives Accounting • Weekly Market Update • Understanding Economic Indicators • Excel Macros for ALM • Compliance Management • Technology Forum • Best Practices in Asset Liability Management for the Board of Directors • MSR Hedging • Asset Purchase Analysis • Loan Marketplace

90 NIM Tool: A Web-based Tool to Manage Net Interest Margin of Loans  What is the NIM Tool: – A web-based application that allows members to model asset cash flows, create multiple funding strategies, and analyze Net Interest Margin (NIM) under various interest rate scenarios  Key functionality: – Models deposit rates and interest rate shocks – Models asset (loans) and liability (advances and deposits) cash flows – Creates a portfolio of assets funded with deposits and advances – Analyzes NIM under various interest rate scenarios and funding strategies  Benefits: – Model various funding strategies that hedge NIM while attaining an income target – Match fund loans with advances to fully or partially hedge NIM – Price loans to a target NIM

91 NIM Tool: Deposit Rate Model

92 NIM Tool: Creating Asset Funding Strategy and Calculating Scenario NIM

93 Case Study: The 10Y Real Estate Loan and Funding Challenges A rising rate shock  10Y Loan Terms – Maturity: 10 years – Amortization: 20 year amortization – Coupon: 4.50% fixed for life of loan – Cap and Floor: None – Assumed Prepayment Option: 9.5Y yield maintenance – Assumed Size: $4 million  Current Funding and Income of Portfolio – Source of funds: Deposits – Cost of funds : 0.55% – Net Interest Margin (NIM) for Portfolio: 3.95% (asset coupon minus cost of funds)  Challenges – Rising Rate Scenario: If rates rise significantly (200-300 basis points), NIM will compress as cost of funds increases – Hedging NIM: How to hedge NIM against rising interest rate scenarios? What products are available for hedging? What is the cost of hedging? Can a NIM bogey of 2.25% be attained after hedging for rising rates?  In general, an amortizing fixed- rate loan has three kinds of risks: – Rising Rate Risk – Prepayment Risk – Credit Risk  In this case study, we primarily address rising rate risk , specifically, the risk to Net Interest Margin (NIM) from a rising rate scenario assuming no prepayments and no defaults.  Credit risk is the risk of default and has to be addressed through appropriate underwriting criteria, risk-based pricing, securing the loan with adequate collateral and setting aside capital for losses.  Prepayment risk can be managed through penalties/yield-maintenance and can be hedged by funding the mortgage with a callable advance, or by buying interest rate options. Notes

94 Rising Rate Shocks:  Fed does not do anything for 24 months.  Subsequently, rates rise 25 basis points every month until they reach the desired shock level.  For example, for the +300 basis points shock, rates do not start rising until September 2014, at which point they rise by 25 basis points every month until rates reach 300 basis points higher by August 2015.  Absent any Fed action, rates are assumed be constant for 24 months and then follow the forward curve. Deposit Rates  Deposit rates are modeled as a multiple (0.8 X) of 1ML with a six month lag plus a fixed cost of 0.3%. Also, deposit rates are floored at 0.55%. Assumptions Modeling Deposit Rates and Rising Rates Assumptions

95 Funding the Real Estate Loan with Deposits Only Initial NIM = 3.95%, NIM Variability = High (Unhedged, assuming deposit rates increase with Fed Hikes)  Portfolio starts with a NIM of 3.95% under all scenarios  NIM is not hedged for rising interest rate shock scenarios and may turn negative under +200 and +300 bps fed rate hikes

96 Funding the Real Estate Loan with Matching Amortizing Advance Initial NIM = 2.42%, NIM Variability = None (Fully Hedged, 10Y Average NIM = 2.42%)  Portfolio starts with a NIM of 2.42%  NIM is fully hedged across all interest rate shock scenarios  Fully hedged average NIM of 2.42% is higher than the required bogey of 2.25%

97 Funding the Real Estate Loan with 50% Deposits and 50% Amortizing Advance Initial NIM 3.18%, NIM Variability = Medium (Partial Hedge)  Portfolio starts with a NIM of 3.18%  NIM is partially hedged across rising interest rate shock scenarios

98 Funding the Loan with Forward-Starting Amortizing Advance + Deposits Initial NIM = 3.95%, NIM Variability = Low (Partial Hedge) The loan is funded with deposits for 2 years and then a 2Y forward-starting a ladder of 2Y forward-starting 8Y advance, to achieve a starting NIM of 3.95%  10Y average NIM variability is reduced, thus achieving partial interest rate hedge  For the first two years, NIM remains higher than bogey of 2.25% due to low-cost deposit-only funding. Subsequently funding cost is locked in at a known fixed rate.

99 Conclusions ALM-based Strategies for Rising Rates  Funding the entire loan with deposits maximizes the starting NIM but leaves the future NIM vulnerable to compression under rising rate scenarios.  Funding the entire loan with an amortizing advance hedges the NIM perfectly, but reduces the starting NIM  The optimal strategy is somewhere in between, for, example, 50% amortizing advance and 50% deposits.  Alternate funding strategies include using a portfolio of laddered fixed-rate advances, a portfolio of laddered forward- starting advances and a portfolio of laddered floating- to-fixed advances.  Forward-starting and floating- to-fixed advances maximize current NIM through low-cost deposit or one-month-Libor funding and hedge future NIM compression by locking in fixed rates.  For loans where prepayment is a concern under falling rate scenarios, a callable amortizing advance should be used instead of a non-callable amortizing advance. Please contact FHLBC if you want us to model hedging strategies with callable advances. Not Hedged Fully Hedged Partially Hedged

100 Delivering Value to Membership through Products and Solutions Advance Products LOC Products MPF Affordable Housing Products Discounted Advances Optimize Collateral Solutions & Training

Contact Information

Matt Feldman
mfeldman@fhlbc.com
312-565-5834

Roger Lundstrom
rlundstrom@fhlbc.com
312-565-5714

Sam Nicita
snicita@fhlbc.com
312-552-2796

John Stocchetti
jstocchetti@fhlbc.com
312-552-1209

Sanjay Bhasin
sbhasin@fhlbc.com
312-552-2782

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